October 22, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2002
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	              File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c).	Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            October 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 October 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            October 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 October 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          October 22, 2002

By: 		  /s/ Richard C. Goldman
Title:         Vice President




EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1

Accounting Date:               10-Oct-02
Determination Date:            14-Oct-02
Monthly Payment Date:          15-Oct-02
Collection Period Ending:      30-Sep-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               11,240,462.67
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    419,129.28
    Current Monthly Interest Shortfall/Excess                                                                         -83,385.08
    Recoup of Collection Expenses                                                                                      -5,323.24
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   11,570,883.63

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    2,641,039.18
    Amount of Interest Payments Received During the Collection Period                                               2,724,424.26
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -83,385.08

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             7,500,025.52
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               7,500,025.52
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 9,101.40
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                 -9,101.40
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            7,500,025.52
    Total Ending Reserve Balance                                                                                    7,500,025.52

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,724,424.26
    Scheduled Principal Payments Received                                                                           2,567,562.41
    Principal Prepayments Received                                                                                  5,948,476.00
    Total Interest and Principal Payments Received                                                                 11,240,462.67

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   438,021.39
    minus  Reasonable Expenses                                                                                         18,892.11
    Net Liquidation Proceeds                                                                                          419,129.28
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     419,129.28

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   11,659,441.35
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  372,899,116.69
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      155,374.63

                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  372,899,116.69
    Pool Balance as of the Current Accounting Date                                                                363,513,030.61
    Age of Pool in Months                                                                                                     43

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        369,170,125.52
    Aggregate Note Balance as of Current Accounting Date                                                          359,877,900.30

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             57                1,604,182.52         0.441%
    60-89 Days Delinquent             26                1,164,203.41         0.320%
    90-119 Days Delinquent            19                 631,964.53          0.174%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           19                 870,047.67          0.239%
    Cumulative Defaults               828              31,543,431.50         3.154%
    Cumulative Recoveries                              13,310,830.92         1.331%


    Current Month Realized Losses                                                                                     870,047.67
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.087%
    Preceding Realized Losses                                                                                         772,505.05
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.077%
    Second Preceding Realized Losses                                                                                  903,499.74
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.090%
    Cumulative Realized Losses                                                                                     18,232,600.58
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.823%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.36351179
                                                                                                                      0.35987790

a)                                                                                                                    155,374.63
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         487,066.34
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                             100,082,125.52          9,292,225.22     90,789,900.30
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                     93,860.86
                                                                                                                      171,836.86

VIIIPOOL STATISTICS
                                                                                                                           8.82%
                                                                                                                             129


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       11,305,185.91
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                11,306,227.58

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              265,697.72



EX-2

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2

Accounting Date:               10-Oct-02
Determination Date:            14-Oct-02
Monthly Payment Date:          15-Oct-02
Collection Period Ending:      30-Sep-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                7,253,534.29
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     56,782.24
    Current Monthly Interest Shortfall/Excess                                                                         -77,465.08
    Recoup of Collection Expenses                                                                                      -1,682.00
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    7,231,169.45

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,461,435.46
    Amount of Interest Payments Received During the Collection Period                                               1,538,900.54
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -77,465.08

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              11,000,002.18
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                13,180.65
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                -13,180.65
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          11,000,002.18
    Total Ending Reserve Balance                                                                                   11,000,002.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,538,900.54
    Scheduled Principal Payments Received                                                                           1,350,257.38
    Principal Prepayments Received                                                                                  4,364,376.37
    Total Interest and Principal Payments Received                                                                  7,253,534.29

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    76,353.77
    minus  Reasonable Expenses                                                                                         19,571.53
    Net Liquidation Proceeds                                                                                           56,782.24
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                      56,782.24

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    7,310,316.53
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  218,552,974.58
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       91,063.74

                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  218,552,974.58
    Pool Balance as of the Current Accounting Date                                                                212,511,950.44
    Age of Pool in Months                                                                                                     41

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        214,181,915.09
    Aggregate Note Balance as of Current Accounting Date                                                          208,261,711.43

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             43                1,811,431.92         0.852%
    60-89 Days Delinquent              4                 72,584.57           0.034%
    90-119 Days Delinquent             7                 524,644.88          0.247%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           11                 326,390.39          0.154%
    Cumulative Defaults               284              13,479,546.22         2.451%
    Cumulative Recoveries                               6,251,101.59         1.137%


    Current Month Realized Losses                                                                                     326,390.39
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.059%
    Preceding Realized Losses                                                                                         317,825.79
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.058%
    Second Preceding Realized Losses                                                                                   99,426.52
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.018%
    Cumulative Realized Losses                                                                                      7,228,444.63
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.314%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.38638529
                                                                                                                      0.37865766

a)                                                                                                                     91,063.74
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         201,375.56
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              38,975,915.09          5,920,203.66     33,055,711.43
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    120,820.48
                                                                                                                      -89,849.91

VIIIPOOL STATISTICS
                                                                                                                           8.31%
                                                                                                                             152


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        7,200,198.88
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 7,201,240.55

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               30,970.57



EX-3

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3

Accounting Date:               10-Oct-02
Determination Date:            14-Oct-02
Monthly Payment Date:          15-Oct-02
Collection Period Ending:      30-Sep-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                4,845,694.67
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    165,067.53
    Current Monthly Interest Shortfall/Excess                                                                         -30,131.58
    Recoup of Collection Expenses                                                                                      -3,991.24
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    4,976,639.38

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,279,280.12
    Amount of Interest Payments Received During the Collection Period                                               1,309,411.70
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -30,131.58

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             3,498,664.79
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               3,575,787.62
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 4,325.95
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                -81,448.78
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           3,575,787.62
    Total Ending Reserve Balance                                                                                    3,498,664.79

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,309,411.70
    Scheduled Principal Payments Received                                                                           1,002,170.21
    Principal Prepayments Received                                                                                  2,534,112.76
    Total Interest and Principal Payments Received                                                                  4,845,694.67

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   172,212.92
    minus  Reasonable Expenses                                                                                          7,145.39
    Net Liquidation Proceeds                                                                                          165,067.53
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     165,067.53

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    5,009,677.49
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  178,789,380.95
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       74,495.58

                                                                                                                          708.33
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  178,789,380.95
    Pool Balance as of the Current Accounting Date                                                                174,933,239.26
    Age of Pool in Months                                                                                                     39

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        177,001,487.14
    Aggregate Note Balance as of Current Accounting Date                                                          173,183,906.87

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             53                1,326,128.49         0.758%
    60-89 Days Delinquent             12                 300,291.72          0.172%
    90-119 Days Delinquent             9                 220,311.72          0.126%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            9                 319,858.72          0.183%
    Cumulative Defaults               299              11,537,011.66         3.080%
    Cumulative Recoveries                               5,227,208.68         1.396%

    Current Month Realized Losses                                                                                     221,748.12
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.059%
    Preceding Realized Losses                                                                                         386,964.00
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.103%
    Second Preceding Realized Losses                                                                                   85,319.59
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.023%
    Cumulative Realized Losses                                                                                      6,309,802.98
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.685%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.46707276
                                                                                                                      0.46240206

a)                                                                                                                    124,365.31
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         375,256.66
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              67,715,487.14          3,817,580.27     63,897,906.87
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     38,561.42
                                                                                                                      -10,693.77

VIIIPOOL STATISTICS
                                                                                                                           8.87%
                                                                                                                             138


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        4,948,771.73
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 4,949,480.06

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               27,867.65



EX-4

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1

Accounting Date:               10-Oct-02
Determination Date:            14-Oct-02
Monthly Payment Date:          15-Oct-02
Collection Period Ending:      30-Sep-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                 12,315,654.12
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      151,365.12
    Current Monthly Interest Shortfall/Excess                                                                           -76,402.69
    Recoup of Collection Expenses                                                                                        -1,162.31
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     12,389,454.24

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      3,047,594.31
    Amount of Interest Payments Received During the Collection Period                                                 3,123,997.00
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -76,402.69

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 1,342,497.46
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)              513,947.24
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   1,882.84
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             1,342,497.46
    Total Ending Reserve Balance                                                                                      1,858,327.54

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                             3123997
    Scheduled Principal Payments Received                                                                               2315926.17
    Principal Prepayments Received                                                                                    6,875,730.95
    Total Interest and Principal Payments Received                                                                   12,315,654.12

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      165505.01
    minus  Reasonable Expenses                                                                                            14139.89
    Net Liquidation Proceeds                                                                                            151,365.12
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       151,365.12

c)
    Amount Allocable to Interest                                                                                                 0
    Amount Allocable to Principal                                                                                                0

                                                                                                                       12467019.24
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    412,837,725.81
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        258,023.58

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                    412,837,725.81
    Pool Balance as of the Current Accounting Date                                                                  403,386,429.47
    Age of Pool in Months                                                                                                       11

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                          413,259,516.28
    Aggregate Note Balance as of Current Accounting Date                                                            403,386,429.47

b)


           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             72                3,149,855.99         0.781%
    60-89 Days Delinquent             13                 280,566.85          0.070%
    90-119 Days Delinquent            14                 863,082.25          0.214%
    120+ Days Delinquent               0                    0.00             0.000%
    Defaults for Current Period       11                 259,639.22          0.064%
    Cumulative Defaults               86                2,692,594.08         0.509%
    Cumulative Recoveries                               1,091,413.40         0.206%


    Current Month Realized Losses                                                                                       108,274.10
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.020%
    Preceding Realized Losses                                                                                           217,356.69
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.041%
    Second Preceding Realized Losses                                                                                     97,585.37
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.018%
    Cumulative Realized Losses                                                                                        1,601,180.68
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.302%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.76187233
                                                                                                                        0.74329543

a)                                                                                                                      258,023.58
                                                                                                                              0.00

b)
    Class A-1                                                                                                           139,964.86
    Class A-2                                                                                                           182,250.00
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                              59,559,516.28             9,873,086.81    49,686,429.47
    Class A-2                                                              54,000,000.00                     0.00    54,000,000.00
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                            0.00

VIIIPOOL STATISTICS

                                                                                                                             9.10%
                                                                                                                               167

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              12,389,454.24


TOTAL WIRE TO HSBC                                                                                                   12,389,454.24

Amount Due To Servicer                                                                                                        0.00
